3Q 2023 Investor Overview

Forward Looking Statements The statements contained in this presentation that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on Capital Bancorp, Inc. (the “Company” or “Capital”) including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, and shareholder value creation. These statements are often, but not always, made through the use of words or phrases such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” "projects", "can", "ongoing", “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of those words or other comparable words. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by Capital or any other person that the future plans, estimates or expectations contemplated by the Company will be achieved. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. Accordingly, you are cautioned not to place undue reliance on forward-looking statements and that any such forward- looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the expected results expressed or implied by such forward-looking statements. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; recent adverse developments in the banking industry highlighted by high-profile bank failures and the potential impact of such developments on customer confidence, liquidity, and regulatory responses to these developments; geopolitical concerns, including the ongoing wars in Ukraine and the Middle East; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Board of Governors of the Federal Reserve System; inflation/deflation, interest rate, market, and monetary fluctuations; volatility and disruptions in global capital and credit markets; any failure to adequately manage the transition from USD LIBOR as a reference rate; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services; the impact of changes in financial services policies, laws, and regulations, including those concerning taxes, banking, securities, and insurance, and the application thereof by regulatory bodies; cybersecurity threats and the cost of defending against them, including the costs of compliance with potential legislation to combat cybersecurity at a state, national, or global level; climate change, including any enhanced regulatory, compliance, credit and reputational risks and costs; and other factors that may affect our future results. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company's 2022 Annual Report on Form 10-K and other periodic and current reports filed with the Securities and Exchange Commission (“SEC”) and available at the SEC’s Internet site (http://www.sec.gov). Unless otherwise required by law, Capital also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made in this presentation. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Capital after the date hereof. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. Capital cannot guarantee the accuracy of such information, however, and has not independently verified such information. While Capital is not aware of any misstatements regarding the industry data presented in this presentation, Capital's estimates involve risks and uncertainties and are subject to change based on various factors. Similarly, Capital believes that its internal research is reliable, even though such research has not been verified by independent sources. Non-U.S. GAAP Financial Measures This presentation may include certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. These non-GAAP financial measures should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the Company's non-GAAP financial measures as tools for comparison. If included in this presentation, see the Appendix to this presentation for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures. 2

Capital Bancorp, Inc. (NASDAQ-CBNK) Financial Highlights Corporate Timeline Founded as Harbor Capital National Bank Recapitalized by investor group led by Stephen Ashman Acquired three failed institutions including OpenSky® CEO Ed Barry joined Capital Bank Assets exceed $1 billion Successful IPO and inclusion in R2000 OpenSky® accounts exceed 168,000 1999 2002 2011 2012 2017 2018 3 Originated $371 million SBA-PPP loans (2020 & 2021) 2020 $40MM net income, dividend initiated, assets exceed $2 billion OpenSky® accounts exceed 700,000 2021 Capital Bank reports record earnings 2022 Corporate Headquarters - Rockville, MD (in millions except per share data) Balance Sheet September 30, 2023 June 30, 2023 QoQ Result September 30, 2022 YoY Result Assets $ 2,272 $ 2,228 2.0% $ 2,009 13.1% Portfolio Loans 1,862 1,837 1.4% 1,648 13.0% Deposits 1,968 1,934 1.7% 1,738 13.3% Quarterly Financial Performance Tangible Book Value per Share(1) $ 17.48 $ 16.98 2.9% $ 15.24 14.7% Earnings per Share, Diluted $ 0.70 $ 0.52 34.6% $ 0.79 -11.4% ROAA, annualized 1.75% 1.34% 41 bps 2.15% -40 bps ROAE, annualized 16.00% 12.30% 370 bps 20.32% -432 bps Efficiency Ratio 65.02% 70.41% -539 bps 64.16% 86 bps Net Interest Margin 6.71% 6.63% 8 bps 7.24% -53 bps Net Interest Margin, as adjusted(1)(2) 4.05% 4.06% -1 bps 4.16% -11 bps (1) Refer to Appendix for reconciliation of non-GAAP measures. (2) Excluding credit cards & SBA-PPP loans

Diversified Lines of Business • Initial lead product - nationwide, secured credit card to help under-banked customers (re)establish their credit • Secured and unsecured credit card availability to customers • Building capabilities to cross-sell products and services as card-holders progress on their customer journeys • Normal attrition from record COVID-19 card growth has resulted in decline in cards outstanding since 2Q21 OpenSky® Capital Bank Home Loans 4 Differentiated Go-to-Market Strategy Capital Bank - Commercial Lending • Increasing interest rates over the last 18 months have resulted in steep declines in mortgage origination volumes • Gain on sale margin returning to normalized levels • Expense management has reduced losses while maintaining robust origination capabilities • Commercial branch-lite model focused on attractive Maryland, D.C. and Northern Virginia markets • High value-added services generate above-average risk- adjusted loan yields • Non-interest bearing DDA: 35% of total deposits

5 • Organic growth has consistently exceeded community banking peers • OpenSky® drives high non-interest income and provides resiliency during economically stressed periods • Asset growth and differentiated businesses drive margins, profitability and book value • Investments in proprietary technology, data analytics and digital marketing • Scalable OpenSky® and Capital Bank Home Loans infrastructure • Continued investment and talent acquisitions to bolster innovation capabilities • Experts in their fields combining large bank and community bank skills to scale the business • Capabilities in data, analytics, marketing and technology • Significant (>30%) board and management ownership • Stable credit performance and track record • Well-reserved portfolio and robust capital to provide support in economic downturn and finance continued growth Operate in Exceptional Market Experienced Entrepreneurial Management Team Growth and Diversified Revenue Generation Drive Superior Profitability Track Record of Leveraging Technology to Execute Innovation-Focused Business Plan Strong Balance Sheet and Robust Capital Positions • The D.C. and Baltimore MSAs comprise one of the largest and wealthiest regions in the U.S • Opportunities for customer and talent acquisition created by consolidation • Market historically insulated from economic downturns by federal government presence and provides core profitability to invest in digital challenger bank expansion Distinctive Investment Opportunity

• OpenSky® mobile app enabling cost- effective customer acquisition and servicing • Proprietary data, credit scoring (B- Score), and algorithms improving customer retention with unsecured credit initiative • NPV models driving product and marketing decisions 6 Data and Analytics Customer Experience Back Office Automation & Fraud Prevention Proprietary data and analytics support consumer and commercial lending Investment and partnerships providing enhanced customer experience Technology facilitating gains in operating leverage and fraud prevention Digital-lead Generation Partnerships driving growth in mortgage, OpenSky® and deposits Technology facilitates growth and profitability • Proprietary technology facilitating acquisition of middle-market customers • Strategic partnerships driving niche deposit growth • Internally-developed commercial score tracking micro market performance • Social media marketing programs efficiently accessing diverse, nationwide customer base • QuickClose digital mortgage platform reducing costs • Expense reduction initiatives completed in 2022 Track Record of Leveraging Technology to Execute Innovation-Focused Business Plan

Third Quarter 2023 Highlights 7 (1) Refer to Appendix for reconciliation of non-GAAP measures. (2) Excluding credit cards & SBA-PPP loans Earnings and Profitability • Net Income of $9.8 million expands 33.8% from 2Q 2023 • Diluted EPS of $0.70 • Return on Average Assets of 1.75% • Return on Average Equity of 16.00% • Tangible Book Value Per Share(1) of $17.48 up 15% year over year • Cash dividend of $0.08 per share declared Key Operating Trends Loan and Deposit Growth • Net Interest Margin of 6.71% • Net Interest Margin, Adjusted(1)(2) of 4.05% • Efficiency Ratio of 65.02% improved from 70.41% in 2Q 2023 • Total deposits increased $33.6 million to $1.968 billion • Total average deposits increased $37.1 million to $1.918 billion • Total portfolio loans increased $24.9 million to $1.862 billion • Total average portfolio loans increased $46.1 million to $1.847 billion

Net Interest Income and Net Interest Margin $18,933 $18,399 $17,561 $19,205 $19,673 $17,103 $16,035 $16,130 $15,168 $16,143 $36,677 $35,199 $34,487 $35,340 $36,810 7.24% 6.64% 6.65% 6.63% 6.71% 4.16% 3.91% 3.81% 4.06% 4.05% 3Q22 4Q22 1Q23 2Q23 3Q23 Commercial Bank OpenSky® Other Net Interest Margin Net Interest Margin, as Adjusted(1) $ i n t h o u s a n d s 8 (1) Refer to Appendix for reconciliation of non-GAAP measures. Note: Other includes CBHL and Corporate Net Interest Income • Net interest income of $36.8 million increased $1.5 million or 4.2% compared to $35.3 million from the prior quarter. • Commercial Bank net interest income increased $0.5 million from the prior quarter driven by higher average loan and deposit balances. • OpenSky net interest income increased $1.0 million from the prior quarter primarily from higher average balances in the quarter. Net Interest Margin • Net interest margin expanded 8 bps to 6.71%, driven by higher OpenSky interest income. • Net interest margin, as adjusted(1) was stable, declining 1 bps from the prior quarter to 4.05%.

Noninterest Income – Quarter to Date $5,524 $4,314 $4,210 $4,706 $4,387 $969 $554 $1,155 $1,332 $1,243 $199 $222 $229 $245 $250 $416 $471 $432 $404 $446 $7,108 $5,561 $6,026 $6,687 $6,326 3Q22 4Q22 1Q23 2Q23 3Q23 Credit Card fees Mortgage banking revenue Service charges on deposits Other income $ i n t h o u s a n d s 9 Note: Other income includes BOLI income, customer service fees, and other income.

Noninterest Expense – Quarter to Date $10,747 $11,769 $12,554 $12,143 $12,419 $7,178 $6,697 $6,530 $6,559 $6,469 $3,848 $2,426 $2,374 $2,608 $2,358 $1,632 $726 $517 $2,646 $1,565 $1,138 $1,388 $1,213 $1,536 $1,351 $3,551 $3,728 $3,034 $4,100 $3,884 $28,094 $26,734 $26,222 $29,592 $28,046 3Q22 4Q22 1Q23 2Q23 3Q23 Salaries and employee benefits Data processing Professional fees Advertising Occupancy and equipment Other expense $ i n t h o u s a n d s 10 Noninterest expense decreased $1.5 million • Advertising expense declined $1.1 million from the prior quarter reflecting seasonally higher second quarter levels related to OpenSky account acquisition strategies. • Professional fees declined $0.2 million from lower project related expense. • Salaries and benefits increased $0.3 million, reflecting continued investment in growth. Note: Other expense includes loan processing expense, outside service providers expense, regulatory expense, office expense and other operational losses

Profitability 2.15% 1.67% 1.84% 1.34% 1.75% 3Q22 4Q22 1Q23 2Q23 3Q23 Return on Average Assets 11 20.32% 16.18% 16.98% 12.30% 16.00% 3Q22 4Q22 1Q23 2Q23 3Q23 Return on Average Equity 64.16% 65.59% 64.73% 70.41% 65.02% 3Q22 4Q22 1Q23 2Q23 3Q23 Efficiency Ratio $0.77 $0.62 $0.68 $0.52 $0.70 3Q22 4Q22 1Q23 2Q23 3Q23 Earnings Per Share, diluted

Balance Sheet Composition Cash & Cash Equivalents 6% Portfolio Loans 82% AFS Securities Portfolio 9% Other Assets 3% Asset Composition Owner Occupied Commercial Real Estate 16% Non Owner- Occupied Commercial Real Estate 19% Residential Real Estate 30% Construction Real Estate 15%Other(1) <1% Credit Card 7% Commercial and Industrial 13% Portfolio Loan Composition 3Q23 Total Loans: $1.9B 3Q23 Total Assets: $2.3B Portfolio Loan Composition Changes • Total Portfolio Loans increased $24.9 million, or 5.4% annualized, from the second quarter 2023. • Owner Occupied Commercial Real Estate Loans totaled $305.8 million. • Non-Owner Occupied Commercial Real Estate Loans totaled $350.6 million. • Average Portfolio Loans increased $46.1 million, or 2.6%, from the second quarter 2023. 12 (1) Other is comprised of business equity lines of credit of $14.2 million, other consumer loans of $1.0 million and deferred origination fees, net of $8.0 million. Note: Portfolio loans are presented net of deferred fees and costs of $8.0 million. Credit Card loans are presented net of reserve for interest and fees. C&I + OO-CRE represents 29% of total Portfolio Loans

Non Owner-Occupied Commercial Real Estate (“NOO-CRE”), incl. Multi-Family Non-Office NOO-CRE 18% Office 1% Multi-Family 8% 3Q23 Total Loans: $1.9B Loan-to-Value (“LTV”) • Weighted average LTV is calculated by reference to the most recent available appraisal of the property securing each loan. • Commercial Real Estate Loans with Office space exposure totaled $55.4 million, or 3.0% of total portfolio loans, gross with a weighted average LTV of 48.2%. • Office Non Owner-Occupied Commercial Real Estate loans totaled $12.5 million, or 0.7% of total portfolio loans, gross with a weighted average LTV of 49.8%. 13 (in thousands) As of September 30, 2023 Loan Type Amount % of Total Portfolio Loans, Gross Weighted Average LTV Multi-family $ 157,936 8.4% 48.1% Retail $ 104,147 5.6% 53.0% Mixed Use 75,132 4.0% 49.1% Industrial 63,484 3.4% 51.3% Hotel 60,692 3.2% 48.1% Office 12,476 0.7% 49.8% Other 34,663 1.9% 51.2% Total NOO-CRE loans $ 350,594 18.7% 50.7% Total portfolio loans, gross $1,869,909

High Quality, Low Risk Investment Portfolio U.S. Treasuries 75% Municipal 4% Corporate 2% Asset-backed 4% Mortgage-backed 15% 3Q23 Investment Securities: $206MM Investment Securities Portfolio • Classified as available for sale with a fair market value of $206 million, or 9.1% of total assets. • The amortized cost of the investment securities portfolio was $229.4 million, with an effective duration of 3.21 years. • U.S. Treasuries represent 75% of the overall investment portfolio. • The accumulated other comprehensive loss on the investment securities portfolio of $17.8 million represents 7.3% of total stockholders’ equity. • The Company does not have a held to maturity investment securities portfolio. 14

$514.5 $76.0 $56.1 $146.2 $792.8 3Q23 Cash and Cash Equivalents Unpledged Investment Securities Unsecured LOC with Other Banks Collateralized LOC Liquidity $ i n m ill io n s 15 Sources of Liquidity: • As of September 30, 2023, sources of available borrowings totaled $646.6 million. • $514.5 million of collateralized lines of credit include: • $347.7 million of available borrowing capacity from the FHLB. • $150.0 million available through the Bank Term Funding Program(1) • There were no borrowings outstanding under this facility as of September 30, 2023. • $16.8 million of available borrowing capacity from the Federal Reserve Bank of Richmond Borrower in Custody program. • Available lines of credit with other correspondent banks totaled $76.0 million. • Unpledged investment securities available as collateral for potential additional borrowings totaled $56.1 million. • Cash and cash equivalents totaled $146.2 million. (1) The Company pledged $150 million of U.S. Treasuries to the BTFP. $646.6

Composition of Deposits Noninterest-bearing 35% Money Markets 34% Other Time Deposits 13%Brokered Time Deposits 6% Interest-bearing Demand 12%Savings <1% 3Q23 Total Deposits: $2.0B Deposit Composition and Costs • Total Deposits increased $33.6 million, or 6.9% annualized, from the second quarter 2023. • Average deposits increased $37.1 million, or 7.8% annualized, from the second quarter 2023. • Interest bearing deposit costs increased 26bps to 3.39% from 3.13% in the prior quarter and total deposit costs increased 20bps to 2.21% from 2.01% in the prior quarter, reflecting an additional 25bps Fed funds rate increase within the quarter. • Transaction accounts (noninterest-bearing and interest-bearing demand) represent 46.2% of overall deposit funding at September 30, 2023. 16 (1) Annualized As of For the Three Months Ended (in thousands) September 30, 2023 September 30, 2023 Deposits: Spot Balance Average Balance Average Rate(1) Noninterest-bearing $ 680,803 $ 666,939 0.00% Interest-bearing demand 229,035 215,527 0.13% Savings 5,686 5,582 0.21% Money markets 668,774 655,990 3.85% Time deposits 383,690 374,429 4.51% Total deposits $ 1,967,988 $1,918,467 2.21%

Loan Yield and Deposit Rate Trends 8.94% 9.15% 9.54% 9.55% 9.72% 5.22% 5.86% 6.30% 6.66% 6.76% 0.57% 1.82% 2.82% 3.13% 3.39% 3Q22 4Q22 1Q23 2Q23 3Q23 Loan Yield Loan Yield, adjusted(1) Interest Bearing Deposits Rate 17 (1) Excluding credit cards & SBA-PPP loans

Deposit Betas(1) 7% 34% 52% 55% 58% 4% 19% 33% 36% 38% 3.25% 4.50% 5.00% 5.25% 5.50% -1.50% -0.50% 0.50% 1.50% 2.50% 3.50% 4.50% 5.50% 6.50% -10% 10% 30% 50% 70% 90% 3Q22 4Q22 1Q23 2Q23 3Q23 F e d e ra l F u n d s T a rg e t R a te D e p o s it B e ta Interest-bearing Deposit Beta Total Deposit Beta(2) Fed Funds Target 18 (1) Deposit betas are cumulative customer deposits for the current cycle; Federal Funds Target rates are end-of-period value (2) Includes noninterest bearing and interest-bearing deposits

Credit Metrics 0.43% 0.46% 0.73% 0.71% 0.67% 3Q22 4Q22 1Q23 2Q23 3Q23 Non-performing Assets / Total Assets 19 0.39% 0.49% 0.61% 0.35% 0.38% 3Q22 4Q22 1Q23 2Q23 3Q23 Annualized Net Charge-Offs / Average Portfolio Loans(1) 0.52% 0.56% 0.91% 0.86% 0.82% 3Q22 4Q22 1Q23 2Q23 3Q23 Non-performing Loans / Total Portfolio Loans(1) 1.58% 1.53% 1.47% 1.50% 1.52% 3Q22 4Q22 1Q23 2Q23 3Q23 Allowance for Credit Losses / Total Portfolio Loans(1) (1) Refer to Appendix for reconciliation of non-GAAP measures.

Robust Capital Ratios 13.39% 12.95% 12.84% 12.82% 13.25% 3Q22 4Q22 1Q23 2Q23 3Q23 Tier 1 Risk Based Capital Ratio Tier 1 Risk Based Capital Ratio 8.0% Well Capitalized Threshold 20 10.65% 10.55% 10.44% 10.66% 10.69% 9.00% 8.85% 8.79% 8.93% 9.08% 3Q22 4Q22 1Q23 2Q23 3Q23 Tangible Common Equity Holding Company Tangible Common Equity Capital Bank Tangible Common Equity Note: Ratios presented are for Capital Bank unless otherwise noted 14.65% 14.21% 14.09% 14.08% 14.51% 3Q22 4Q22 1Q23 2Q23 3Q23 Total Risk Based Capital Ratio Total Risk Based Capital Ratio 10.0% Well Capitalized Threshold 9.60% 9.47% 9.78% 9.77% 10.04% 3Q22 4Q22 1Q23 2Q23 3Q23 Tier 1 Leverage Ratio Total Risk Based Capital Ratio 5.0% Well Capitalized Threshold

Tangible Book Value Per Share (“TBVPS”)(1) $17.48 $15.24 $13.70 $10.92 $9.27 $8.09 $7.06 0.00% 9/30/239/30/229/30/219/30/209/30/199/30/189/30/17 TBVPS 21 (1) Refer to Appendix for reconciliation of non-GAAP measures.

Share Appreciation Outperforms Industry 51.02% (80%) (60%) (40%) (20%) 0% 20% 40% 60% 80% 100% 120% 9/26/18 9/26/19 9/26/20 9/26/21 9/26/22 9/26/23 P ri c e C h a n g e Share Price Change Since Capital Bancorp, Inc. IPO on 9/26/2018 CBNK KBW Nasdaq Bank Index NASDAQ Bank Index 22 Source: S&P Global as of October 23, 2023 As of 10/23/23 CBNK +51% NASDAQ Bank Index (-30%) KBW Nasdaq Bank Index (-32%) As of 10/23/23: As of 10/23/23:

Jay Walker Chief Financial Officer (301) 468-8848 x1223 Ed Barry Chief Executive Officer (240) 283-1912 NASDAQ: CBNK

Appendix

Reconciliation of Non-GAAP Information 25 Tangible Book Value Per Share Quarters Ended (in thousands, except per share amount) September 30, 2023 June 30, 2023 September 30, 2022 Total Stockholders' Equity $ 242,878 $ 237,435 $ 214,005 Less: Preferred equity - - - Less: Intangible assets - - - Tangible Common Equity $ 242,878 $ 237,435 $ 214,005 Period End Shares Outstanding 13,893,083 13,981,414 14,038,599 Tangible Book Value Per Share $ 17.48 $ 16.98 $ 15.24 Net Interest Margin, as Adjusted(1) Quarters Ended (in thousands) September 30, 2023 June 30, 2023 September 30, 2022 Net Interest Income $ 36,810 $ 35,340 $ 36,677 Less: Credit card loan income 15,792 14,818 16,768 Less: SBA-PPP loan income 11 7 263 Net Interest Income, as Adjusted $ 21,007 $ 20,515 $ 19,646 Average Interest Earning Assets 2,176,477 2,136,936 2,010,070 Less: Average credit card loans 116,814 110,574 132,246 Less: Average SBA-PPP loans 906 1,808 5,906 Total Average Interest Earning Assets, as Adjusted $ 2,058,757 $ 2,024,554 $ 1,871,918 Net Interest Margin, as Adjusted(1) 4.05% 4.06% 4.16% (1) Annualized

Reconciliation of Non-GAAP Information 26 Net Charge-offs to Average Portfolio Loans(1) Quarters Ended (in thousands) September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 Total Net Charge-offs $ 1,780 $ 1,583 $ 2,633 $ 2,090 $ 1,588 Total Average Loans 1,847,772 1,802,608 1,752,638 1,677,869 1,607,452 Less: Average SBA-PPP loans 906 1,808 2,099 2,435 5,906 Total Average Portfolio Loans $ 1,846,866 $ 1,800,800 $ 1,750,539 $ 1,675,434 $ 1,601,546 Net Charge-offs to Average Portfolio Loans(1) 0.38% 0.35% 0.61% 0.49% 0.39% Nonperforming Loans to Total Portfolio Loans Quarters Ended (in thousands) September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 Total Nonperforming Loans $ 15,236 $ 15,709 $ 16,293 $ 9,756 $ 8,589 Total Loans 1,862,679 1,838,131 1,788,146 1,730,755 1,650,663 Less: SBA-PPP loans 750 1,090 2,037 2,163 2,662 Total Portfolio Loans $ 1,861,929 $ 1,837,041 $ 1,786,109 $ 1,728,592 $ 1,648,001 Nonperforming Loans to Total Portfolio Loans 0.82% 0.86% 0.91% 0.56% 0.52% Allowance for Credit Losses to Total Portfolio Loans Quarters Ended (in thousands) September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 Allowance for Credit Losses $ 28,279 $ 27,495 $ 26,216 $ 26,385 $ 26,091 Total Loans 1,862,679 1,838,131 1,788,146 1,730,755 1,650,663 Less: SBA-PPP loans 750 1,090 2,037 2,163 2,662 Total Portfolio Loans $ 1,861,929 $ 1,837,041 $ 1,786,109 $ 1,728,592 $ 1,648,001 Nonperforming Loans to Total Portfolio Loans 1.52% 1.50% 1.47% 1.53% 1.58% (1) Annualized